Exhibit 32.2

CERTIFICATION OF SENIOR EXECUTIVE VICE PRESIDENT PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of D.R. Horton, Inc. (the “Company”) on Form 10-K for the annual period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Samuel R. Fuller, Senior Executive Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 12, 2003	/s/ Samuel R. Fuller

Samuel R. Fuller
Senior Executive Vice President